SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-12


                          PANAMERICAN BEVERAGES, INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (4)  Date Filed:

          ---------------------------------------------------------------

THE FOLLOWING IS A TRANSCRIPT OF A JOINT CONFERENCE CALL CONDUCTED ON DECEMBER 23, 2002, BY PANAMERICAN BEVERAGES, INC. ("PANAMCO") AND COCA-COLA FEMSA, S.A. DE C.V. ("COCA-COLA FEMSA"), IN CONNECTION WITH THE PROPOSED ACQUISITION OF PANAMCO BY COCA-COLA FEMSA:

Investors and security holders are urged to read the proxy statement regarding the business combination transaction referred to in the foregoing information, when it becomes available, because it will contain important information. The proxy statement will be filed with the Securities and Exchange Commission by Panamco. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed by Panamco with the SEC at the SEC's website at www.sec.gov. The proxy statement (when it is available) and these other documents may also be obtained free from Panamco by directing a request to Laura I. Maydon (lmaydon@panamcollc.com).

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Investors may obtain a detailed list of names, affiliations and interests of Panamco's participants in the solicitation of proxies of shareholders to approve the proposed business combination from an SEC filing under Schedule 14A to be made by Panamco prior to, or concurrently with, the filing of the preliminary proxy statement with the SEC.





                                                      Final Transcript









CCBN StreetEvents


CCBN StreetEvents Conference Call Transcript

FMX - Coca-Cola FEMSA To Acquire Panamco

Event Date/Time: Dec. 23. 2002 / 10:30AM ET
Event Duration: N/A

CORPORATE PARTICIPANTS

JOSE ANTONIO FERNANDEZ
FMX - Chairman of the Board and CEO

HECTOR TREVINO
FMX - CFO

CARLOS SALAZAR
FMX - CEO

FREDERICO REYES
FEMSA - CFO

JOHN SANTA MARIA
FMX - Head Strategic Planning and Business Development

JOHN TANERARIA
FMX

CRAIG JUNG
PANAMCO - CEO

ANNETTE FRANQUI
PANAMCO - CFO

COMPANY REPRESENTATIVE

PRESENTATION


--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


Good morning, ladies and gentlemen. This is Hector Trevino, Chief Financial Officer of Coca-Cola FEMSA. Thank you for joining us today as we present this very significant transaction.

Here with us is Jose Antonio Fernandez, Chairman of the Board of FEMSA and Coca-Cola FEMSA, Carlos Salazar, Chief Executive Officer of Coca-Cola FEMSA, Frederico Reyes, Chief Financial Officer of FEMSA, and [John Santa Maria] [ph], Head of Strategic Planning and Business Development of Coca-Cola FEMSA. Joining us on the phone we are pleased to have [Craig Jung] [ph], Chief Executive Officer of PANAMCO, and [Annette Franqui] [ph], Chief Financial Officer of PANAMCO.

We would like to go through our presentation of the transaction which you can access [on Palo] [ph] in real-time, or download from our web site, www.cocacola.femsa.com. As you listen to the call we encourage you to follow the slides. And we will have a question-and-answer session at the end. The presentation and the webcast will be accessible for future replay.

Now, I would like to turn you over to Jose Antonio Fernandez.


--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Good morning, ladies and gentlemen. Thanks again for joining us on such short notice, but you will agree with me that this is truly a significant event for our company. Yesterday at 4:00 a.m. in the morning the Boards of PANAMCO and Coca-Cola FEMSA reached a definitive agreement for Coca-Cola FEMSA to acquire PANAMCO.

As is customary in this kind of presentation, we recommend that you read the cautionary statements on pages two and three. And so, please review them carefully.

In the course of this presentation I will walk you through an overview of the transaction, its rationale, our integration plan, the transaction structure, the evaluation metrics we used, some financial details and finally, a summation of what we believe this transaction represents for Coca-Cola FEMSA.

This acquisition is valued at an aggregate amount of $3.6b. This amount is comprised of a total equity consideration of $2.7b and the assumption of approximately $880m of existing PANAMCO net debt. The equity consideration represents a weighted average price for PANAMCO share of $22.87. In a few moments, I will explain what this number represents for the different classes of PANAMCO shares.

This is one of the largest cross-border acquisitions by a Latin America company, and it creates the second largest Coca-Cola bottler in the world. The scale of both companies and the breadth of the operations in each of their franchised territories will truly create an impressive enterprise. Slide six offers some basic metrics that give us a sense of the magnitude of each standalone company.

After the acquisition is completed the combined company will be the preeminent bottler of Coca-Cola products in Latin America. It will have sales of approximately $1.5b unit cases of soft drinks per year, with a vast geographical footprint, serving more than 167m consumers. We will be present in most of the region's major metropolitan areas, such as Mexico City, Buenos Aires, Argentina, Caracas, Venezuela, Bogota, Columbia, and San Paolo, Brazil.

The company will sell approximately one-third of the Coca-Cola Company's volume in Latin America. A pro forma 2001 financials show that Coca-Cola FEMSA would have approximately $4.6b in revenues, and around a billion dollar in EBITDA, of which approximately 70 percent would come from the Mexican operations.

After the transaction closes FEMSA and the Coca-Cola Company will continue to be principal shareholders of Coca-Cola FEMSA. However, I want to point-out that once registration requirements permit our shareholder right offering will take place to allow Coca-Cola FEMSA's public shareholders to participate by subscribing new Coca-Cola FEMSA L shares at the same price that FEMSA and the Coca-Cola Company are subscribing and exchanging their shares in this transaction. This way all the shareholders will be able to take their ownership back to pre-acquisition level. Assuming full subscription of these rights offering the public float will return to its current level of 19 percent.

Now, let me turn to the rationale of these transactions. We are convinced that the transaction will provide significant synergies to be realized from the integration of Mexican operations alone, due to replication of our track record of continuous improvements in operating performance. This will be complemented by operational enhancements in Central America, and taking advantage of opportunities in Brazil, Argentina, Venezuela, and Columbia.

In addition, there is clear up side potentials and a strategic value by becoming the largest consolidator within the Coca-Cola System in Latin America. We will enjoy considerable financial strength and increase the scale that will result in an improved capital market profile. We will also have remarkable flexibility and geographic scope which will allow us to compete even better in the changing market environment.

As you can see in page 11 of our presentation, the combination is especially attractive in Mexico where we will have a leading position in the soft drink market. There are significant synergies to be realized by having contiguous territories. The overlap of some structure and an increased scale.

We plan to achieve synergies through the integration of operations in Mexico of some manufacturing facilities, selling and distribution structures, corporate overhead, and procurement and system in selective areas. The total expected annual savings up to 24 months would be in the order of $70m. These represent a conservative percentage of pro forma revenues and EBITDA, and we are confident that it is realistic and achievable.

Now, let's take a look at the combined company. The activities of the combined company will continue to be anchored in Mexico, complemented by operations in Central America and opportunities in other territories. As you can see, Mexico and Central America will represent about three-quarters of our EBITDA, over 60 percent of our consolidated revenues, and more than half of total volume.

Just to give you a sense of what it represents to become the second largest Coca-Cola bottler in the world and the largest one outside the U.S. let me point-out that Coca-Cola FEMSA's volume will be higher than the world's third and fourth largest Coca-Cola bottlers combined. Please note that Coca-Cola FEMSA will bottle approximately one out of every 10 Coca-Cola sold worldwide.

Summing up, Coca-Cola FEMSA's main [cost] transaction indicators, the general volume will be around 1.9b unit cases per year, with revenues of approximately $4.6b, and an EBITDA of over $1m. It will serve more than 160m consumers through 1.4m points of sale.

Let me turn it over to Carlos, so that he can talk about the integration plan.

--------------------------------------------------------------------------------
CARLOS SALAZAR  - FMX - CEO


Good morning, everybody. Here is Carlos Lasar.

We will put together a strong, dedicated integration team made-up of experienced executives from Coca-Cola FEMSA and PANAMCO to guide the process of integration. Let me describe the critical factors of this integration process.

We identified three key objectives that will warrant the successful integration of PANAMCO and Coca-Cola FEMSA. Firstly, we must see ourselves as one company, one company with operations in nine countries. After the integration we should have a seamless organization with unified systems, processes, and cultures. We will set high standards. We will be a company that bases its operation on an efficient use of technology and human resources. [indiscernible] and flexible. The quick replication of these practices across our Mexican territories will be crucial to the integration processes.

Secondly, we must focus on executing the right local strategy. Rather than pursuing and overreaching approach to all of our markets we will allow the reality of each market to dictate the strategy and operating tactics. The local knowledge of PANAMCO's Management will prove instrumental in this effort.

Thirdly, we will replicate our core competencies across all markets to lever us our size. Our approach to integration process will be functionally oriented. It is very important. We have defined priorities and preliminary directives to guide the integration plan. Mexico will continue to be a key market, generating approximately 70 percent of the consolidated EBITDA. Here we will implement, carefully tailor the strategies to address the competitive issues. To jumpstart the rationalization initiative we will integrate the Back Office of Coca-Cola FEMSA and PANAMCO in Mexico, and realize certain synergies in the manufacturing and procurement functions. But most importantly, we will transfer the expertise developed by Coca-Cola FEMSA in the sales and distribution functions to the newly acquired territories.

In Venezuela we face a very challenging situation. With the help of the PANAMCO Team on the ground we intend to address the case by continuing to implement a strong counter-competitive measures, and by designing a comprehensive commercial strategy to respond to the adverse market conditions. With just the lessons we learned in Argentina during the [five] years will come in very handy as we continue to navigate the situation in Venezuela.

Moving onto Brazil, our priority here is to conduct in a deep diagnosis of the Brazilian operations. Again, with the help of the local PANAMCO personnel in which we will continue to seek opportunities to improve the packaging strategy, the sales and distribution structure, and the architecture of our retailer network. Coca-Cola FEMSA will have [trend its corporate function in order to be capable of managing and expanding international business model. The corporate function will focus on driving the integration process, and the overall company strategy.

Now, we move on and explain the structure of the transaction, and I will turn it over to [indiscernible] [Devino] [ph], our Chief Financial Officer.

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


PANAMCO has different classes of shares, with different voting rights. PANAMCO Class A shares are publicly held, non-voting shares, leased on the New York Stock Exchange. Holders of Class A shares excluding the Coca-Cola Company will receive a cash payment of $22 per share. These are percent of premium of 62.5 percent over the average price of which these shares have traded over the past 52 weeks.

PANAMCO Class B shares have full voting rights, and are not listed on any Exchange. Holders of Class B shares excluding the Coca-Cola Company will receive a cash payment of $38 per share. The shares that will be acquired at this price represent only 5.4 percent of PANAMCO's outstanding shares. The Coca-Cola Company will receive approximately 304m unlisted [KUF] [ph] Series B shares in exchange for it's PANAMCO shares. Based on the average closing price of the Coca-Cola FEMSA ADR during the prior 20 trading days these represent an aggregate amount of approximately $674m, or $22 per PANAMCO share. FEMSA will subscribe $260m of new Coca-Cola FEMSA Series B shares at a price of [$2.216] per share, also based on the same average closing price of Coca-Cola FEMSA ADRs during the prior 20 trading days.

In preparation for this acquisition Coca-Cola FEMSA has secured financing commitments for $2.05b from JP Morgan Chase and Morgan Stanley. As we designed the transaction and its structure it was of maximum importance to us that Coca-Cola FEMSA's financial position remain healthy and strong. For this purpose, we invited our rating agencies, Standard & Poor's and Moody's, to analyze and evaluate the financial condition of the combined entity going forward. Having completed their analysis Standard & Poor's have confirmed and we expect Moody's to confirm their investment grade rating for our company based on the soundness of our business model and our strong cash generating [capacity.]

From day one it was important for us that all Coca-Cola FEMSA shareholders should have the opportunity to participate in this transaction and to maintain their pre-acquisition ownership level. To address this issue once the transaction is closed and registration regulations permit, our shareholders' rights offering will take place, in which holders of Coca-Cola FEMSA L shares and Coca-Cola FEMSA ADRs will have the opportunity to subscribe new Coca-Cola FEMSA L shares at the same price at which FEMSA and the Coca-Cola Company are subscribing their shares as part of this transaction. In fact, all current minority shareholders participate in the rights offer. The total capital raised would be approximately $290m. And the public float will again reach 19 percent.

Now, let's take a look at the evaluation metrics that result from our acquisition of our PANAMCO. Considering the average price per share of $22.87 that we are paying the evaluation multiples look as follows. We are paying 1.3 times revenues of the last 12 months. In terms of gross cash flow of PANAMCO, the acquisition implies a multiple of 8.2 times trailing EBITDA. Importantly, if we look at the price per unit case we are paying $2.89 per case.

Now, let's take a look at what Coca-Cola FEMSA's financials would look like in pro forma statements. With our pro forma balance sheet we want to point-out the fact that even though the company will have a significant amount of debt on its books, we expect to be able to eliminate net debt in approximately six years. Even as we follow an aggressive investment program.

From our pro forma 2001 income statement we want to again highlight that the combined company will generate over $1b in cash per year. As a result, our total debit-to-EBITDA coverage will be under three times.

The transaction will be funded with $2.05b financing commitment from JP Morgan Chase and Morgan Stanley, which will consist of a one-year $1.55m
[indiscernible], and two $250m term loans with three and five-year maturities.

As mentioned before, FEMSA will subscribe $260m of new Coca-Cola FEMSA Series V shares, and the Coca-Cola Company agrees to exchange all PANAMCO shares for a total amount of $674m. The remaining $419.5m are coming from Coca-Cola FEMSA's cash balances.

Moving onto some concluding thoughts, please let me turn it back to Jose
Antonio.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


As we have seen, this transaction really makes sense. There are many compelling factors that support the rationale of this acquisition. Coca-Cola FEMSA and PANAMCO have complementary strengths, and together will cover an extensive footprint in the worldwide Coca-Cola System landscape. We will extend Coca-Cola FEMSA's best practices and capitalize on PANAMCO's talented operators and their great local expertise. We are not only creating the largest Coke bottler in Latin America, we believe we can also be the best.

We also understand that this new stage in our company's history brings with it enormous challenge and tremendous responsibility. Starting today, we will increase our efforts and our focus to ensure a smooth integration and to set the stage for continued growth through hard work and our permanent pursuit of excellence.

Let me take this opportunity to reflect on the support that Coca-Cola FEMSA has received from its principal shareholders in relation to this transaction. When the process began there were contractual impediments that prevented us from sharing our plans with the Coca-Cola Company. When we had our proposal in place and had the ability to discuss it with our partner we were very happy to see that our strategic visions were aligned, and that they saw all the possibilities that this combination would generate for Coca-Cola FEMSA, in particular, and for the regional Coca-Cola System in general.

For its part, FEMSA from the very beginning was instrumental in helping to craft this strategy and the transaction proposal, maintaining the constructive balance with the Coca-Cola Company and supporting the transaction with fresh resources, by agreeing to subscribe $260m of fresh capital to help this acquisition. This transaction is obviously very relevant to FEMSA, as it continues to build its beverage model which now will have a continental platform.

Finally, I want to stress the high degree of cooperation that the Senior Management of PANAMCO has provided from the moment the conversation began. We expect the process between now and the closing of the transaction to proceed smoothly with the talented employees of both companies working in tandem.

Craig, would you like to add something.

--------------------------------------------------------------------------------
CRAIG JUNG  - PANAMCO - CEO


Thank you very much, Jose Antonio.

I would just add I genuinely believe this is a win, win, win transaction. I think it's a win for PANAMCO's shareholders and employees who very much look forward to being part of the Coca-Cola FEMSA family.

Secondly, I think it's a dynamic win for Coca-Cola FEMSA. I have tremendous respect for the company, and know they will be very successful.

And finally, I think it's a great win for the Coca-Cola Company and the Coca-Cola System across Latin America.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Thank you very much, Craig.

Thank you very much, all of you, for your attention. And we will now be happy to take your questions.


QUESTION AND ANSWER

--------------------------------------------------------------------------------
OPERATOR


Thank you. The question-and-answer session will begin at this time. (Caller Instructions.)

The first question comes from Jeff Kanter with Prudential Securities. Please state your question.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Good morning, everybody. Thanks for taking my call. Did I understand you correctly that the Coca-Cola Company is helping to fund the acquisition by $260m? Did I hear that correctly, or no?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


No. This is Hector Trevino. FEMSA is contributing $260m in cash, and the Coca-Cola Company, what they are doing is exchanging all their PANAMCO shares into Coca-Cola FEMSA shares.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Fair enough. What about changes in marketing funding agreements from the Coca-Cola Company? Can you talk a little bit about that, how it's going to look on a pro forma basis?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


We are basically aiming to maintain the same agreements that we have in place as of this moment.. Nothing special has been changed for this transaction.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Fair enough. Is there - are there any breakup fees involved in this at all?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


Yes. The transaction - there are breakup fees in case the PANAMCO shareholders would not deliver their commitments at the end of the - of a certain period. And if Coca-Cola FEMSA were not to get the financing, or would decide not to work it, we also have our breakup fee.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST

And how big are those fees?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


It's $125m on each of the two sides.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


On both - on each of the two sides.

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


Yes.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Fair enough.

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


There are certain situations where the [build] cannot be completed and there is no breakup fees because it's normal, you know, the normal allowance that you would have in a transaction like this.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Okay. And is there - are there going to be any management changes, or will there be a new management structure after the deal closes?

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Well, during the closing, from now to the closing we will manage in tandem with our Integration Committee, that it will start dealing with every country and talking with everybody in both parts. And after that, we will define the total structure. But I don't see major changes in the whole structure.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Okay. So, basically, Coke, the people who are running Coke FEMSA today will be running it once the deal closes and ...

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Well, I can tell you Carlos Salazar will continue to be the CEO of Coca-Cola FEMSA. We have invited Craig Jung to stay as part of the Management Team. First, for the period of the transaction, and hopefully, afterwards we will try to convince him to stay.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Okay.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


But he - at least he will stay for a very good period of time to help us with the integration process.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Fair enough, and just...

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Excuse me, let me just...

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Sure.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


We will analyze also PANAMCO's remarkable talent pool during the next few months, and we are very confident that together with Coca-Cola FEMSA's outstanding human resources we will integrate the Management Team, at least [indiscernible] in the industry.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


And finally, you know, many of us just attended a big analyst meeting from the Pepsi Bottling Group where we heard some pretty aggressive goals as far as putting a lot more cold drink equipment into Mexico, et cetera. And I am just curious, you know, the timing of this deal, is it - does it suggest more than
- you know, is it more offensive? Or defensive when you think about your major competitor?

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


I will ask John Santa Maria to answer this one.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Thank you very much.

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


Yes. No, this is not a defensive deal. This is something that we've been looking at for several years now, that basically complements our strategic vision of being an anchor bottler, of growing and complementing our territories in Mexico, and giving us opportunities outside of Mexico. I think we are better served as the competitor by this transaction, now that PPG is coming into Mexico. So, you know, we will compete effectively against them, but it's not a cause of PPG coming into Mexico.

--------------------------------------------------------------------------------
 JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Fair enough. And the timing, when is the deal supposed to close, if all goes according to plan?

--------------------------------------------------------------------------------
 JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


We have to go to some approximate deal for all shareholders to vote on this, and we are expecting to close in approximately three to four months.

--------------------------------------------------------------------------------
 JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Okay, thank you very much. Well, congratulations.

--------------------------------------------------------------------------------
 JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Thank you.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from Jason Dahl with [Agiles] [ph] Capital. Please state your question.

--------------------------------------------------------------------------------
 JASON DAHL  - AGILES CAPITAL - ANALYST


Yes, good morning, congratulations. I was wondering if you could detail the maintenance of certain credit ratings? If you could be more specific, is it the current ratings that you have just reaffirmed that or is it something lower than the current rating?

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ - FMX - CHAIRMAN OF THE BOARD AND CEO


We have gone through this confidential process of reviewing our ratings with the proposal structure. And both Moody's and S&P have confirmed that they will maintain the same rating that we have, which is BBB in the case of S&P, and BAA2 in the case of Moody's.

--------------------------------------------------------------------------------
JASON DAHL  - AGILES CAPITAL - ANALYST


Thank you.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from Carlos Laboy with Bear Stearns. Please state your question.

--------------------------------------------------------------------------------
CARLOS LABOY  - BEAR STEARNS - ANALYST


Good morning, gentlemen. Congratulations.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Hello, Carlos.

--------------------------------------------------------------------------------
CARLOS LABOY  - BEAR STEARNS - ANALYST


Hi, how is it going, Jose Antonio?

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Very good, thank you.

--------------------------------------------------------------------------------
CARLOS LABOY  - BEAR STEARNS - ANALYST


I have two questions. The first one is do you view yourselves as long-term operators and owners of all of the PANAMCO territories? Or do you see an opportunity here to maybe shed some of the assets, some of the territories, or are there some that are just naturals for consolidation and evolution here with other, with other Coke bottlers?

And my second issue relates to FEMSA itself. You've indicated in the past that perhaps you would consider a breakup of the company if you could own lease shareholder value after a major Coke transaction. And this is pretty much of a
- this is about as big a Coke transaction as you can get. How does the structure of

FEMSA and the evolution of the structure of FEMSA work into all of this?

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Carlos, first I will give you general thoughts, and then I will ask my colleagues to specify a little bit more. We have always seen ourselves as ready to exchange territories if needed, or it creates value. We cannot close to that opportunity now that we have let's say, more territories to be related with.

So, we see ourselves as long-term operators and bottlers, yes. And in the beverages, we don't see, we cannot guarantee that we will have the same territories in a certain period of time. I mean we may exchange them for something that makes more sense or creates more value for us. The first thing that we will start doing is trying to create value in every territory where we will be related, and then time will come, and depending on circumstances we will do some exchanges.

I will ask Frederico to add on the second question.

--------------------------------------------------------------------------------
FREDERICO REYES  - FEMSA - CFO


This is Frederico. This first question about us staying with the present portfolio of franchises that PANAMCO has is one that we have had a chance to discuss it with the Coca-Cola Company. There is - we have discussed with them that at some point in time in the near future we will be sitting down with them to look at the map for Latin America for the system.

And we have expressed to them that we will be, if there might be some changes of territories that make sense, strategic sense for Coca-Cola FEMSA that definitely we will consider them always at a fair price. Specifically, one of those, one of the points that has been most prominent in the discussions is what might be the future of that [city.] We have stated also to the Coca-Cola Company that after, we will be open to considering participating in what might be a particular solution for Brazil if that is what is needed for the Coca-Cola System.

In the meantime, we have agreed with them that we will operate Brazil, that we will try to improve its operation, and that if we are successful we might be in a position to be part of the, of what we are calling with them `the Brazilian Solution.' But if at any point in time we would be open to discuss possibilities for Brazil that might be in the best interests of the Coca-Cola System in Latin America.

Frankly, your second question, definitely this is a very large transaction for the, for Coca-Cola FEMSA. And we, as you correctly remind us, we have stated in the past that if at some point in time if we see the benefit for all of the shareholders in isolating Coca-Cola FEMSA from FEMSA then we will consider that. But this transaction proves we still believe that FEMSA together with the Coca-Cola Company are really providing a value for Coca-Cola FEMSA. We still believe that both partners are definitely contributing significant values and opportunities for the benefit of the shareholders of Coca-Cola FEMSA.

And the other point that we need to emphasize is that, you probably know better than me, the analysis for the possibility of the merging, or doing jointly, beer and soft drink operations in Latin America, it's one of the facts of life in many countries in Latin America. And definitely our [expectation] in beer through our beer operations in Mexico is important, and this might be another contribution that at some point in time FEMSA would provide the Coca-Cola FEMSA. Of course, always in synch and in agreement with the Coca-Cola Company.

But we believe that there are still some variables, structure variables that are not yet defined, that for the moment do not recommend to us that we should split Coca-Cola FEMSA out of the FEMSA umbrella.

--------------------------------------------------------------------------------
CARLOS LABOY  - BEAR STEARNS - ANALYST


Thank you very much.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from Chris O'Donnell with [Kaks] [ph] & Associates. Please state your question.

--------------------------------------------------------------------------------
CHRIS O DONNELL  - KAKS AND ASSOCIATES - ANALYST


Good morning, gentlemen. I'd like to add my congratulations on this transaction.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Thanks.

--------------------------------------------------------------------------------
CHRIS O DONNELL  - KAKS AND ASSOCIATES - ANALYST


My question has to do with the involvement of the Coca-Cola Company. You've said in your prepared remarks that this transaction was initiated by yourselves. When you did bring the Coca-Cola Company into the negotiations I would like to know if you could detail the role they played?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE

Yes, let me try to expand on that, because [indiscernible] FEMSA. The Coca-Cola Company had a standstill agreement signed with the shareholders of PANAMCO. So as it was impossible for any affiliate of the Coca-Cola Company to be participating in any process. And so, the leading role in this initiative was taken on by FEMSA.

There was a point in the negotiations in which the [standstill] was waived by PANAMCO, and [indiscernible] to the Coca-Cola Company. And at that time we said we were in the position to initiate discussions with the Coca-Cola Company. And as Jose Antonio mentioned, there were several meetings in which we, both parties were very interested in confirming that the strategic realignment, and addition for Latin America was there. That both parties were sharing the same type of vision of the future for the System and for the different countries.

We can say that the very simple way of putting it, we found ourselves sharing basically our points of view. So there was no big and dramatic issues to - that we had to negotiate. It was fairly simple for us because we had in the past have had several discussions relative to our position in Mexico. And so we kind of just extended those to being in Latin America.

--------------------------------------------------------------------------------
CHRIS O DONNELL  - KAKS AND ASSOCIATES - ANALYST


I see. And did they, in arriving at the agreed upon valuation of the various classes of PANAMCO stock?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


No, every fact related to the offer was determined by [indiscernible], and was initiated for the, with Board of PANAMCO. And the waiver of the standstill was planted after we had had an agreement in terms of relative to values with PANAMCO. So, they were not, they did not participate in those negotiations or discussions. [Negotiations] started once the economic terms of the deal had been ...

[Audio Gap]

--------------------------------------------------------------------------------
CHRIS O DONNELL  - KAKS AND ASSOCIATES - ANALYST


Hello.

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


....terms had been basically set, with the PANAMCO Board.

--------------------------------------------------------------------------------
CHRIS O DONNELL  - KAKS AND ASSOCIATES - ANALYST


I am sorry, my line cut-out briefly. So the valuation had been agreed upon before Coca-Cola was informed of these negotiations? Is that correct?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Yes, that's correct. We had completed the negotiation, well, our internal valuation and the negotiation with the PANAMCO Board relative to our economic issues. And once we completed those then the waiver was granted, and the Coca-Cola Company was in a position to start discussing issues with us.

--------------------------------------------------------------------------------
CHRIS O DONNELL  - KAKS AND ASSOCIATES - ANALYST


Understood. Thank you very much.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Thank you.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from [SG Telaprugato] [ph] with [Casa] [ph] Financial. Please state your question.

--------------------------------------------------------------------------------
SG TELAPRUGATO - CASA FINANCIAL - ANALYST


Yes, thank you. Can you identify what Regulatory approvals will be required? And how comfortable you are in your ability to achieve them?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Basically, we need to go through some of the antitrust regulations in each of the countries. And we don't foresee any major problem with that in the [indiscernible]. At the end of the day, you know, we are not buying a competitor, or increasing our competitive [indiscernible] territories. Buying a totally new [indiscernible] carrier, no. We have to go through the SEC registration for this rights offering that we have discussed. And for that we just have to do all the registration process with the SEC. But we don't foresee any problem in terms of regulatory approvals.

--------------------------------------------------------------------------------
SG TELAPRUGATO  - CASA FINANCIAL - ANALYST


Great, thank you.

--------------------------------------------------------------------------------
OPERATOR

The next question comes from Brian Long with Chesapeake Partners. Please state your question.

--------------------------------------------------------------------------------
BRIAN LONG  - CHESAPEAKE PARTNERS - ANALYST


Hi. I actually had a couple of quick ones. I was wondering if you could give us your average interest rate assumptions on the bridge facility and the two term loans? And I was also wondering if there are any performance conditions that either side has to meet while the transaction is pending? And if you could just tell us who PANAMCO's banker was on this?

Hector Trevino (?): Yes. With respect to the interest rates on this, on the term loans that I described, they are basically around the lever plus one, and it's a step-up rate that will end-up in the fifth year as levered plus two-and-a-half. And for the $1.5b bridge for one year it's a lever of one-and-a-half, what we have.

The banker for PANAMCO on the M&A side was JP Morgan.

And what was your third question?

--------------------------------------------------------------------------------
BRIAN LONG  - CHESAPEAKE PARTNERS - ANALYST


The third one was whether there are any performance conditions that either side has to meet while this transaction is pending?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


No, we have a basic agreement of how the business is going to be conducted from signing to the closing.

--------------------------------------------------------------------------------
BRIAN LONG  - CHESAPEAKE PARTNERS - ANALYST


Okay, but no financial hurdles that either side has to meet?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


No.

--------------------------------------------------------------------------------
BRIAN LONG  - CHESAPEAKE PARTNERS - ANALYST


Great. Thank you very much.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from [Pablo Zwanek] [ph] with JP Morgan. Please state your question.

--------------------------------------------------------------------------------
PABLO ZWANEK  - JP MORGAN - ANALYST


Good morning, everyone. And congratulations to all of you. I just got three quick questions.

Number one, I understand when you mentioned about the FEMSA structure, but at the end of the day, the FEMSA economic interest in KUF will be 45.7 percent. If you can just explain from an accounting point of view what this would mean in terms of consolidation? Will it be proportionate consolidation, or 100 percent consolidation of the new KUF?

The second question is Coca-Cola Company [indiscernible] about a 40 percent economic interest in the new entity and the free float will remain at 19 percent. Are there - that's for [indiscernible] at some point fell-down somewhere, their shares of [indiscernible] on the open market.

And the third question maybe for Carlos, if Carlos, you can expand in terms of explaining to us when you mentioned that Coca-Cola FEMSA would bring all its distribution expertise to improve the distribution and execution of the [indiscernible] PANAMOCO in Mexico, if you can expand on what you mean by that?

Thank you. And congratulations, again, to all of you.

--------------------------------------------------------------------------------
CARLOS SALAZAR  - FMX - CEO


Thank you, Pablo. The first question, we intend to continue consolidating 100 percent. We will continue having the majority of the voting of these entities, or that is we will continue to be handled the same way [indiscernible]. Hector.

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


With respect to if there is any, the structure as we have it right now, Pablo, once - assuming that all the publisher who subscribe to this rights offering they will end up with 19 percent. Right now there is no specific compromise to float some additional shares in the market. Although we see it's a very important step in increasing the float. Remember we are under Mexican regulation, shares that have limited voting rights, as is our case with the Series L shares, they have, we have a limit of 25 percent of maximum percentage ownership in the company. And our vision is that as soon as we have a better sense of the - as soon as we get to a better pricing level for our shares it is our intention to increase the float of the company. Also, as a way of reducing our levers or our debt levels.

--------------------------------------------------------------------------------
CARLOS SALAZAR  - FMX - CEO


Okay, Pablo, let me - I am Carlos Salazar. Let me try to expand a little bit about your question. You know that in the five years this company have been very good core competencies in terms of distribution. We know that it is possible for us to get very good synergies when we organize in a different way the [fleet], and the [trucks], and the warehouses that PANAMCO has in the different territories with the network that we have in our distribution model.

But on the other hand, all the efficiencies that we are getting in our [trucks] I think it is possible to translate into the efficiencies that now PANAMCO is getting in the territories that they serve. I am seeing a lot of synergies in this matter, and obviously, in all the price architecture that we can define in terms of the competitive conditions that we are challenging on having and facing in Mexico.

I think it is possible to get all of this synergies, but in terms of distribution we are looking for a very, very good synergies when we can put together all of this operation.

--------------------------------------------------------------------------------
PABLO ZWANEK  - JP MORGAN - ANALYST


Does this in any way change your plans at the Coca-Cola FEMSA level to take-out [indiscernible] performance on the market and replace them with a larger representation?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Let me ...

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Pablo, can you repeat the question please?

--------------------------------------------------------------------------------
PABLO ZWANEK  - JP MORGAN - ANALYST


Does this change in any way the plans that Coca-Cola FEMSA had to in January withdraw the [indiscernible] from the market, and replace them with a larger format at the same price?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


No, it doesn't.

--------------------------------------------------------------------------------
PABLO ZWANEK  - JP MORGAN - ANALYST


It doesn't, okay. And now will that be implemented in PANAMCO territories right away, also?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


We've analyzed that opportunity, but it's going to be, you know, we have to look at this market-by-market to see if it's applicable.

--------------------------------------------------------------------------------
PABLO ZWANEK  - JP MORGAN - ANALYST


Okay.

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


We don't - right now, also, you know, the other thing to understand Pablo is, you know, we don't manage PANAMCO at this point in time. So, you know, until closing, you know, all we can have is discussions with them about how we can make our strategies dovetail. But at this point in time it is the responsibility of the PANAMCO Management Group and Craig and his leadership in Mexico to be able to execute the proper strategy for each market.

--------------------------------------------------------------------------------
PABLO ZWANEK  - JP MORGAN - ANALYST


Right, thank you very much. And congratulations again to everyone.

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Thank you.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from [Joann Park] [ph] with [Deal] [ph] Analytics. Please state your question.

--------------------------------------------------------------------------------
JOANN PARK  - DEAL ANALYTICS - ANALYST


Hi, thanks. Most of my questions have already been answered. Can you just go over the termination fee again? I missed that when you repeated that.

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


Sure, yes. The termination fee, it's $125m. And it works both ways.

--------------------------------------------------------------------------------
JOANN PARK  - DEAL ANALYTICS - ANALYST


125?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


125.

--------------------------------------------------------------------------------
JOANN PARK  - DEAL ANALYTICS - ANALYST

Okay, and who was the financial advisor for FEMSA?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


For Coca-Cola FEMSA it was Morgan Stanley, and Allen & Company.

--------------------------------------------------------------------------------
JOANN PARK  - DEAL ANALYTICS - ANALYST


Okay, thank you.

--------------------------------------------------------------------------------
ANNETTE FRANQUI  - PANAMCO - CFO


Hector, if I could clarify on the breakup fee, that the 125 on the side of PANAMCO is, as you said, if [eight] shareholders do not vote positively for the DL but only in the context of the superior proposal.

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


Yes. Okay.

--------------------------------------------------------------------------------
JOANN PARK  - DEAL ANALYTICS - ANALYST


Thank you.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from Marco Vero with Deutsche Bank. Please state your question.

--------------------------------------------------------------------------------
MARCO VERO  - DEUTSCHE BANK - ANALYST


Hi, good morning everyone. Firstly, regarding the evaluation of the deal, I think there will be a lot of questions regarding the evaluation. And I was wondering if you can give us a sense of how you viewed and valued the relative worth of the different assets? For example, with most of the synergies I would imagine coming from Mexico I'd be interested in getting a sense of the multiples you attached to those assets? And I would also be very interested in how you valued Venezuela at this difficult time?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Marco, we - in our analysis we clearly [visit] the Management of PANAMCO on what -- we tried to understand exactly what was happening in each of the territories. We made our best estimate of the -- what we can do in terms of operating those territories. And, as you correctly point-out, the synergies that we can derive from this.

The analysis that we did took us to the conclusion that we can expect value for our shareholders in each of the territories, clearly because of the different situations of the markets the timing of those returns are a bit different. Mexico with the synergies, as you correctly pointed out, [indiscernible] factor, return on the investment that we are doing in that respect. But we do expect that in every single country or territory that we analyze to have a positive return for our shareholders.

--------------------------------------------------------------------------------
MARCO VERO  - DEUTSCHE BANK - ANALYST


Okay. Since we've already talked about soft drinks, plus the year, and that analysis, I was wondering if I could make a question to Jose Antonio? If, indeed, this transaction builds more options for FEMSA [indiscernible] I would expect to a full beverage model and the continental platform. Can you give me a sense of the strategic worth of Interbrew as a partner? And these ventures down South? [indiscernible] and what your current sense is with respect to that?

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Marco, as you could imagine, it is very premature to see and to understand what is going to happen there. You know there has been announced a very important change in their management since [indiscernible] is leaving. We know the new guy very well, John Brock. He has done business with us many, many years ago. We know each other very well. We respect each other very well. He's a very, very good intelligent man. And we have to wait till February 1st, when he starts. We will have -- start meeting with him. Express each other our feelings again, and try to build on that.

Besides that, as Frederico has mentioned, yes, there are opportunities for beer and coke in certain parts of Latin America, and we will approach every, every country from, and do its proper analysis of how to deal with that on a case-by-case procedure. And, obviously, always including the Coca-Cola Company in every analysis.

--------------------------------------------------------------------------------
MARCO VERO  - DEUTSCHE BANK - ANALYST


Would it be fair to say that the new Interbrew Management you would expect to be a lot more constructive vis-a-vis FEMSA with respect to problems that you may have had in the past?

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


That is, obviously, that is very obvious, yes.

--------------------------------------------------------------------------------
MARCO VERO  - DEUTSCHE BANK - ANALYST


Great, thank you.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


I don't know if there are any other comments or questions?

--------------------------------------------------------------------------------
OPERATOR


Yes, sir. The next question comes from Robert Ford with Merrill Lynch. Please state your question

--------------------------------------------------------------------------------
ROBERT FORD  - MERRILL LYNCH - ANALYST


Good morning, gentlemen. And again, I'd like to add my congratulations, as well.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Thank you, Bob.

--------------------------------------------------------------------------------
ROBERT FORD  - MERRILL LYNCH - ANALYST


My first question was with respect to the similarities between PANAMCO Systems and operating practices, specifically in Mexico, but throughout their franchise territories. And I was interested in your thoughts on specific opportunities with respect to synergies, and opportunities perhaps to improve execution throughout the network?

--------------------------------------------------------------------------------
JOHN TANERARIA  - FMX


Bob, this is John [Tanerariaa.] [ph] Let me try to address the operating, the systems piece first. I think both Coca-Cola FEMSA and PANAMCO run very similar platforms. We both run on SAP systems. We have similar developments in terms of backroom operations and the applications that SAP has brought to the table, and we've both installed. I think we also run similar selling distribution systems with bases which is pretty much common to most of Coca-Cola bottlers. We see that there is enormous potential in terms of integrating both of these companies, and the systems rationalization that could bring.

Secondly, in terms of just where the opportunities are on a go-forward basis, we see that the scale that this company has on a combined basis will probably give us a lot of opportunity in procurement of key raw materials, systems, and obviously, just basically looking at redundancies of corporate functions.

--------------------------------------------------------------------------------
ROBERT FORD  - MERRILL LYNCH - ANALYST


Great. And then, in addition, with respect to your existing, or PANAMCO's existing agreements with brewers throughout South America and Central America how binding are those existing agreements?

--------------------------------------------------------------------------------
OPERATOR


The next question comes from David Lieberman with Tiedman Company. Please state your question.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


A quick question. I am just trying to understand the difference. I looked on slide 27.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Just one second, there was a pending answer for Bob Ford. Could we answer that one first?

--------------------------------------------------------------------------------
OPERATOR


Yes, sir. Go ahead.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Okay, hold on a second please. Craig, are you there, or [Annette?] [ph]

--------------------------------------------------------------------------------
CRAIG JUNG  - PANAMCO - CEO


Yes, Jose Antonio, I am here.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


I don't know if you could answer a little bit about those binding agreements with other brewers that you have?

--------------------------------------------------------------------------------
CRAIG JUNG  - PANAMCO - CEO

Well, we have, we do have several legal agreements with other brewers. As an example, as part of our acquisition of Panama with Florida Ice & Farm Company. We also distribute beer in Venezuela, I think as everyone knows, or I am sorry, in Brazil. And we do have a - as part of a historical agreement a non-compete on beer in Venezuela.

We have made all of our representations. We believe in our hearts we will absolutely honor those obligations through the transaction. I think FEMSA has had a chance to digest those, and I believe they will honor those agreements as appropriate, or negotiate with us parties to find mutually acceptable terms.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Okay, thank you. Bob, is that enough for you?

--------------------------------------------------------------------------------
OPERATOR


He's back in the conference, sir. At this time, we have David Lieberman on the line for a question.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Okay.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Hello. I was asking - I guess on the presentation, page 27, a look at interest expense. And I see for the fiscal year 2001 pro forma you estimate it to be 241m interest expense then for the nine months. It's down to 112m, and if you annualize that maybe it's 150m. But what's the difference, it's a difference of about 100m in interest expense pro forma. Can you explain that?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Yes, the pro forma here, the two columns that we have there, assuming that the transaction happened the first of January of 2001, and therefore, including the full extent of the debt levels that we are including now. One is, clearly, for the 12 months, and the other is for the nine months. And we are also taking into consideration an assumed level of special financing that we are planning to take out as part of this. So, it's difficult to understand the numbers as it is, but it is basically the pro forma analysis of the financing that we will have assuming that the transaction happens on first of January of 2001.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Great, but it seems like there's $100m interest expense difference between the two columns, and I am trying to understand does that assume some pay-down of some, I mean refinancing after the transaction? I am just trying to understand what that difference is there?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Yes, let me get back to you on that answer later, because we need to work through a little bit more, David, on this pro forma analysis with you.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Okay, and I guess on a different question, the term loans? What were the size of the two term loans you expected?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


It's $250m each.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


And the rest would be a bridge facility?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Exactly, for one year.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


And the total of the three different facilities will be about $2b?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


It's $2b and $50m. $2.05b.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Okay, and the rights issue you've been speaking about that would take place post-transaction closing?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Yes.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST

Do you have to wait for the SEC approval on that, on the rights issue, before you close the transaction? Meaning SEC approval on the rights issue?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


No, the - we need to, for the rights offering we need SEC approval, and we have to work through all the filing process. For the closing, basically, what we need to do is go through some of these obligatory things that we have discussed. And also, go through the process for the [eight] non-voting shareholders of PANAMCO voting on this transaction.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Okay, so you won't wait for SEC approval on the rates issue to close?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


No.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Okay, and you said your average financing you figured would be LIBOR plus one-and-a-half? After post-transaction on total debt?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


No, that's for the bridge financing. Then, right now, if some of the [indicated] terms that we have, assuming that we go to the capital markets for take-out we are speaking around 17, 17.5 percent, between seven and 10 years on U.S. bonds. And around 10 percent in special financing that - as we are able to execute the special bonds.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


That would replace the bridge?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Yes.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


And your average expected on the debt would be how much, would you think?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


It's around eight percent.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Okay, and it's conditioned on financing the transaction?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Excuse me?

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


The transaction is conditioned on financing?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


No, I mean if we don't get the financing we have to pay this breakup fee.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Right, understood.

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


It is not subject to our getting the financing. If, I mean it's subject to the completion of the transaction, but if we were not to get this financing for any reason then we have to pay this breakup fee, no, that we have discussed.

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Do you know how much...

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Thanks.

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Thank you.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from Andy [Shaeffer] [ph] with John A. Ludman Company. Please state your question.

--------------------------------------------------------------------------------
ANDY SHAEFFER  - JOHN A LUDMAN - ANALYST


Hi. I had a question as to whether JP Morgan and Morgan Stanley's commitment, whether they had any out clause in the event of war and hostilities, I mean what's going on in the world, and their tie to the U.S. capital markets?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Could you speak-up please? We didn't hear that question.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


We didn't get it. I am sorry, we...

--------------------------------------------------------------------------------
ANDY SHAEFFER  - JOHN A LUDMAN - ANALYST


I had a question as to whether Morgan Stanley and JP Morgan had a financing out on their end in the event that the U.S. goes to war with Iraq, or other such hostilities during the pendency of the deal?

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


They have customary material [indiscernible] change clauses embedded in their commitment document.

--------------------------------------------------------------------------------
ANDY SHAEFFER  - JOHN A LUDMAN - ANALYST


Thank you.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from Celso Sanchez of ING. Please state your question.

--------------------------------------------------------------------------------
CELSO SANCHEZ  - ING - ANALYST


Hi, good morning. My question regards the, just a clarification actually first of all, on the 70m, I think I heard it correctly 7-0 million of savings. Is that, I think you said in the first year, and at the consolidated level? Or in the Mexico territory alone?

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


Celso, this is John Santa Maria. Now, the 70m is a projected number over 24 months. You know, and the majority, the vast majority of that 70m will be coming out of Mexico, where we have contiguous operations. But it's primarily a Mexico driven number.

--------------------------------------------------------------------------------
CELSO SANCHEZ  - ING - ANALYST


Okay, and so theoretically the run rate then wold be 70 per year after their second year?

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


Right.

--------------------------------------------------------------------------------
CELSO SANCHEZ  - ING - ANALYST


Okay. And then, the second question, sort of if we tack that 70 onto the number even as of a trailing 12-months EBITDA that you expect for 2002, that I expect at least, it seems like you're not quite going to get back to the number that you use in your marketing handout for 2001 for PANAMCO. Do you have a target range or margin, or anything like that, in that two-year timeframe? Beyond just the 70 of savings that you could share with us, and whether it's revenue driven, or anything like that?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO

And so, this is Hector. We, at this moment, we are not in a position to start providing guidance, as of two years ahead. We clearly have our internal numbers which we prefer to start giving those guidance a little bit farther down the road.

--------------------------------------------------------------------------------
CELSO SANCHEZ  - ING - ANALYST


Okay. I guess then a final question, just back, maybe a better way of asking it is I can see what - that it sounds like you have some thoughts in mind about potentially swapping territories in Brazil at some point. And certainly, obviously, the Mexico story seems like it's pretty clear in your head. How about the Colombian and Venezuela operations, though, which would seem to me to be the biggest question marks? Because those strike me as not just operational issues, but rather - and not just macro economy issues, but market, soft drink market issues, as well, in terms of competition from other players big and small. Do you have any thoughts you could share with us on how you sort of see that evolving? Or do you think it really is just a matter of fixing distribution?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE

Celso, I think, you know, we have our point of view on that. Right now, that's a little bit - it's too preliminary to discuss.

--------------------------------------------------------------------------------
CELSO SANCHEZ  - ING - ANALYST


Okay.

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


So, you know, I prefer to answer that later on.

--------------------------------------------------------------------------------
CELSO SANCHEZ  - ING - ANALYST


Okay.

Jose Antonio Fernandez (?): Let me just add, there are no specific discussions or negotiations relative to those two countries with the Coca-Cola Company, with anybody else.

--------------------------------------------------------------------------------
CELSO SANCHEZ  - ING - ANALYST


Okay.

--------------------------------------------------------------------------------
CRAIG JUNG  - PANAMCO - CEO


Yeah, Jose Antonio, this is Craig. Let me also offer, on Columbia we have seen in the fourth quarter we have actually seen we think very encouraging improvement against our own action plans for the marketplace. And that includes, you know, recapturing full control of our cash operating expenses, as well as improved volume performance. And so, we feel very comfortable about Columbia.

I would say, you know, two additional thoughts. First, I wholeheartedly agree with John and with Carlos, and with Jose Antonio, that our operations in Venezuela will benefit from some of the learning that Coca-Cola FEMSA has had in Argentina, and we look forward to integrating that learning as part of our transition plan.

The other piece I would say is as I looked at the transaction, thought about it from a strategic sense, you know, clearly there are distribution synergies, and manufacturing synergies, and logistics synergies, but I also wouldn't underestimate, and I've reinforced this with our people, Coca-Cola FEMSA are great operators. And I think one of the real strengths is sales management and retail sales execution. PANAMCO is also strong executionally.

You know, if there's one thing that I think it's been a bit of an issue that has taken time is that we have had a tendency to operate country-by-country independently. So, each country has kind of emerged their own operations and philosophies.

And I look at this as a great opportunity, as the Coca-Cola FEMSA leadership has articulated to create one company that operates in nine different countries to get best practices in both, and installed in each PANAMCO organization. And that, I believe, will have material growth impact, and material efficiency impact. Okay.

--------------------------------------------------------------------------------
CELSO SANCHEZ - ING - ANALYST


Okay, thank you.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Thank you, Craig.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from Jose Yordan with UBS Warburg. Please state your question.

--------------------------------------------------------------------------------
JOSE YORDAN  - UBS WARBURG - ANALYST


Hi, good morning everybody. I just had two question, unrelated. One is I saw in the presentation there was a $50m options exercise cost. I assume from that line that you're going to eventually adopt the stock ownership plans of Coca-Cola FEMSA, and that the PANAMCO stock options policies, or whatever, will be eliminated? That's the first question.

The second question is related to the procurement of bottles? I was wondering if PANAMCO buys bottles, glass bottles from FEMSA in Mexico at this point, or whether there's additional opportunities for business from the FEMSA packaging unit to the new, to the PANAMCO territories from now on?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


Jose, this is Hector. Let me answer the first question. With respect to that line item that you saw for approximately $50m on options. This is the computation that we have gone with our lawyers in terms of reviewing the PANAMCO's option structure that they have at this moment, and the cost of what this transaction implies on that option plan. I don't think it has anything to do with the future programs for Coca-Cola FEMSA or PANAMCO plans. It is rather the existing options that are there, valued of this transaction price, and what the cost of that would be.

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT

Jose, this is John. In terms of the bottles bought by PANAMCO from FEMSA, really the primary source of glass returnable bottles that PANAMCO uses is from [Vitro] [ph]. You know, and the rest of the [PET] [ph]bottles is a different source. They use, we use [Alpa] [ph], they use a different supplier. And the rough [PET] bottles is both, we both buy from the same source, which is not, a non-FEMSA source.

--------------------------------------------------------------------------------
JOSE YORDAN  - UBS WARBURG - ANALYST


Right.

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


So, you know, they're - I don't know if that answers your question.

--------------------------------------------------------------------------------
JOSE YORDAN  - UBS WARBURG - ANALYST


Yes, that does. But on - just a follow-up on the option plan. I mean am I to understand that once the deal closes that you will apply the same compensation policies to all the new territories as you do with the current territories? Or will everything stay the same at PANAMCO for, you know, separate policies in different countries, or whatever? After the closing of the deal?

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


You know, I think the compensation schemes in both companies are very similar. Obviously, you know, on a go-forward basis, what we'd have to do is basically equate them right. We don't see a major problem in doing that in the short-term.

--------------------------------------------------------------------------------
JOSE YORDAN  - UBS WARBURG - ANALYST


Okay, thanks.

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


You're welcome.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from John Smith with RBC. Please state your question.

--------------------------------------------------------------------------------
JOHN SMITH  - RBC - ANALYST


Is there a credit ratings test for completion in the merger agreement? Is there an investment grade requirement? Thank you.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


We have a, before the draw-down of the bridge financing we have to maintain an investment grade rating, that's a condition to the financing. There is no waiting condition on the merger agreement.

--------------------------------------------------------------------------------
JOHN SMITH  - RBC - ANALYST


Okay, thank you very much.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Sure.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from Marco Vero with Deutsche Bank. Please state your question.

--------------------------------------------------------------------------------
MARCO VERO  - DEUTSCHE BANK - ANALYST


Hi, just a follow-up on the water. PANAMCO has been recently mapping and planning for rationalizing its water routes and assets. What's the [current] view on this? I mean would you like to see them just seize and desist from rationalizing any water fixed assets as their may be opportunities to use their [indiscernible] water lines and underutilized trucks, as well, to roll-out [indiscernible] in Mexico City, and short-term after the completion of the deal?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Marco, I think the leadership group over at PANAMCO has been doing an extremely pointed job and a correct job in terms of, you know, rationalizing the water routes and refocusing their business in the water market. I think our view is that, you know, that they're on the right strategy. They should continue to do that, and basically just, you know, if possible, accelerate that.

In regards to launching water in Mexico City, you know, at this point in time as a jug liter, 20 gallon, 20 liter presentation, we don't have any plans.

--------------------------------------------------------------------------------
MARCO VERO  - DEUTSCHE BANK - ANALYST


Okay, great. Thank you.

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


You're welcome.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from Jaime Alvarez. Please state your question.

--------------------------------------------------------------------------------
JAIME ALVAREZ  - ANALYST


Hi. I just wanted to have some comments on the pay notes issue in the Mexican market by PANAMCO. Do you have any comments on that?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Could you repeat the question, please?

--------------------------------------------------------------------------------
JAIME ALVAREZ  - ANALYST


Yes, I wanted to know any comments from you on the pay notes issued in the Mexican market by PANAMCO? Particularly, I am interested in the issues made in all these, and mainly we're interested in the intentions in the grading, perhaps, or the way it's going to be followed-up?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


Yes, generally, some of the, the way we are envisioning this process at this moment is that PANAMCO has a bond maturity in April of next year that we are already providing. Part of this bridge financing and the term loans is to refinance around $400m of PANAMCO debt, existing PANAMCO debt. Some of that is debt that would need to be repaid because of this change in control - because they have change in control provisions, or because of certain [indiscernible], and also, the bank debt that they have. The only notes that they have we are expecting to maintain there as they are right now.

--------------------------------------------------------------------------------
JAIME ALVAREZ  - ANALYST


Okay. And any changes, have you heard any changes from Standard & Poor's on the rating for these notes?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


No, we have not heard anything about that.

--------------------------------------------------------------------------------
JAIME ALVAREZ  - ANALYST


Okay, thanks.

--------------------------------------------------------------------------------
OPERATOR


The next question comes again from Robert Ford with Merrill Lynch. Please state your question.

--------------------------------------------------------------------------------
ROBERT FORD  - MERRILL LYNCH - ANALYST


Hi, guys. Sorry about this, but I was cut-off prior to finishing. The first question was, and it's related to an earlier call that seemed to come-away with the impression that FEMSA would allow itself to be diluted below a 51 percent economic stake in Coca-Cola FEMSA. I just wanted to make sure that you will exercise your anti-dilutive rights and maintain your existing stake if not slightly increase it if the market does not exercise?

And then, too, I wanted to get your view on how this deal impacts the outlook for additional consolidation in Mexico? I mean despite the size of this merger many territories really do lack the size to confront the number of packages and flavors that most of us expect to be introduced in the marketplace over the next year or two.

--------------------------------------------------------------------------------
FREDERICO REYES  - FEMSA - CFO


Hello, Bob. This Frederico Reyes. FEMSA is subscribing $260m in cash in [indiscernible] Coca-Cola FEMSA. The proportion, the size of the Coca-Cola Company contribution is larger than ours. So that's why we are getting a lower percentage in ownership.

We still must, as we have shown on the slides, we still maintain the majority of the voting control. And we will be offering the - I mean the public will have the right to subscribe to whatever the number of shares necessary to maintain the existing 19 percent. But as up to now, the subscription of FEMSA will be limited to $260m, which as you point-out it reduces the reduces the economic interests below 50 percent.

We have an understanding with the Coca-Cola Company that if we so desire we would, we could go back to 51 percent of the economics. And then they would be selling to us at fair market prices. So, but right now FEMSA will stay with this economic interests lower than 50 percent.

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


And Bob, this is John Santa Maria. Just in terms of your question about the changing dynamics in the consolidation and the potential consolidation of Mexico, I think that two things.

First, given the entry of [PVG] [ph] into the marketplace, the transaction that we're entering into right now is very timely, okay. So, I think that you know, we can be well-positioned competitively. I think, secondly, both these transactions on a combined basis dramatically change the landscape in the Mexican soft drink industry.

I think in terms of, you know, putting a timetable in terms of whether consolidation of Mexico is going to accelerate or not, I think the bias would be that the pressure for consolidation is going to be there. To be able to say at what point in time would additional bottlers begin to sell-out, I think would be a little bit precipitous, but I do think that this will add to consolidation pressures in Mexico.

--------------------------------------------------------------------------------
ROBERT FORD  - MERRILL LYNCH - ANALYST


Fair enough. Thank you very much.

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


Thank you.

--------------------------------------------------------------------------------
OPERATOR


The next question comes again from David Lieberman with Tiedman Company.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Hi. Just one follow-up, I was curious if there was, you know, any instability in Venezuela, and how much that would concern you with respect to the transaction? Any projections in the merger agreement based on that?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


We, clearly the Venezuela situation is something that we have been watching very carefully. We have built some language that [indiscernible] Coca-Cola FEMSA and PANAMCO agree into how to treat the, any potential changes in the Venezuela macro economical, political environment, no. But it's -- I would say that it is basically what is customary in transactions of this nature.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Right, is that, is it a condition of the transaction that certain things don't happen in Venezuela?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


We have once before, between signing and closing, Coca-Cola FEMSA have the right if there is a material effect that is material for the total transaction value to walk-away from the transaction if something happen with certain limitations.

-------------------------------------------------------------------------------
ANNETTE FRANQUI  - PANAMCO - CFO


What I would add, Hector is that it is, you know, it implies a deterioration from where we are today.

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


Yes.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Right, but anything specific on Venezuela?

--------------------------------------------------------------------------------
ANNETTE FRANQUI  - PANAMCO - CFO


It would have to be materially adverse to the company as a whole.

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


But it could be Venezuela, or Brazil, or any country. It has to be a large, material adverse change.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Right, and ...

--------------------------------------------------------------------------------
ANNETTE FRANQUI  - PANAMCO - CFO


The customary language.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Right, and what's the termination fee if the deal doesn't happen because of financing?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


It's $125m.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST

135m?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


1-2-5.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


125m if it doesn't happen because of financing?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


Yes.

--------------------------------------------------------------------------------
DAVID LIEBERMAN  - TIEDMAN COMPANY - ANALYST


Thank you.

--------------------------------------------------------------------------------
OPERATOR


The next question comes from Jeff Kanter with Prudential Securities. Please state your question.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Hi, just a quick question. You talked about potentially more consolidation in Mexico. I would think that there has to be, that you're probably also thinking about doing some consolidating perhaps in Brazil, as well? If any country, if there's any country with pressure for consolidation that's probably one of them. Could you comment on that, please?

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


Jeff, this is John Santa Maria, again.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Hi, John.

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


I think, again, as Frederico Reyes explained, you know, there appears to be in Brazil opportunity for consolidation, you know. And that is something that has been discussed by the Coca-Cola Company for some time. But our primary focus right now is going in and trying to understand the market, and understand what the go-forward strategy is, and making sure that we operate, you know, the San Paolo franchise in a manner that would give, enhance the value to our shareholders.

At this point in time, we do not anticipate any further consolidation or moves in Brazil. But if, you know, we become successful at helping, you know, the existing Management Group of PANAMCO in Brazil to turn the situation around, you know, we will be very, very encouraged to be part of a larger play in Brazil, if that is what the Coca-Cola Company wants, and that is also the best interest of our shareholders.

--------------------------------------------------------------------------------
JEFF KANTER  - PRUDENTIAL SECURITIES - ANALYST


Fair enough, thank you very much.

--------------------------------------------------------------------------------
JOHN SANTA MARIA  - FMX - HEAD STRATEGIC PLANNING AND BUSINESS DEVELOPMENT


You're welcome.

--------------------------------------------------------------------------------
OPERATOR


Ladies and gentlemen, once again, if you do have a question please press star, one on your pushbutton telephone at this time.

The next question comes from [Minette Carl] [ph] with Salomon Smith Barney. Please state your question.

--------------------------------------------------------------------------------
MINETTE CARL  - SALOMON SMITH BARNEY - ANALYST


Hi. Yes, good morning. Just two questions, please. I'd like to find-out what is included in the use of cash of 314b as refinancing of PANAMCO debt? And second, are there any plans for the PANAMCO `09?

--------------------------------------------------------------------------------
COMPANY REPRESENTATIVE


What is this question?

--------------------------------------------------------------------------------
MINETTE CARL  - SALOMON SMITH BARNEY - ANALYST


Are there any plans for the longer term bond of PANAMCO due in 2009? Because you have a plan for the `03s.

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


Yes, the - in the refinancing that you have the line that says 213m is basically bank financing that PANAMCO has. In certain of the subsidiaries, and yet [indiscernible] we have is try to put us, the majority of the, to concentrate the majority of the debt at our holding company, Coca-Cola FEMSA.
And so we are actually asking or borrowing money to repay some of this bond debts in order to have a better structure.

In terms of the longer dated bonds of PANAMCO the idea that we have is that they stay where they are in the meantime, no.

--------------------------------------------------------------------------------
MINETTE CARL  - SALOMON SMITH BARNEY - ANALYST


Okay, thank you.

--------------------------------------------------------------------------------
OPERATOR


The net question comes from [Narzier Sidu] [ph] with ING Bank. Please state your question. Mr. Sidu, your line is live, sir.

--------------------------------------------------------------------------------
NARZIER SIDU  - ING BANK - ANALYST


Hi, guys. Just a couple of quick questions. When will you guys be expected to file with the regulators, and also the timing that you see on that?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


We are expecting basically this deal to close between, in three to four months.

--------------------------------------------------------------------------------
NARZIER SIDU  - ING BANK - ANALYST


Right. And just a quick second question then. Will we be able to see the merger agreement document at all? When do you expect that, to file that?

--------------------------------------------------------------------------------
HECTOR TREVINO  - FMX - CFO


I believe so, but I need to check - I mean we are going to file everything that is required under the regulations on the SEC. And I believe that the merger agreement is material in nature, and therefore, we will need to file it. But I need to check with our legal advisors on that.

--------------------------------------------------------------------------------
ANNETTE FRANQUI  - PANAMCO - CFO

Yeah, also Hector, on the first question, the proxy statement filed by PANAMCO, I would expect that probably in about four weeks we would be filing that. And then, in terms of timing it would be dependent on whether there's any regulatory reviews, that will essentially dictate the timeline.

--------------------------------------------------------------------------------
NARZIER SIDU  - ING BANK - ANALYST


Okay, thanks a lot.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


I think this is our last question?

--------------------------------------------------------------------------------
OPERATOR


Yes, sir. At this time, there are no further questions.

--------------------------------------------------------------------------------
JOSE ANTONIO FERNANDEZ  - FMX - CHAIRMAN OF THE BOARD AND CEO


Thank you very much everybody for attending this presentation. Thanks to Craig and Annette, thank you very much for all of your help with your questions-and-answers. And look forward to keeping in touch with you. Happy holidays to everybody?

--------------------------------------------------------------------------------
OPERATOR


Ladies and gentlemen, this concludes the conference for today. Thank you all for participating and have a nice day. All parties may now disconnect. 1

-------------------------------------------------------

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